Money Market Obligations Trust
Federated Institutional Prime 60 Day Fund
(formerly, Federated Master Trust)
INSTITUTIONAL SHARES (TICKER FIIXX)
SERVICE SHARES (TICKER FPSXX)
PREMIER SHARES (TICKER FMTXX)

SUPPLEMENT TO PROSPECTUSES and STATEMENT OF ADDITIONAL INFORMATION DATE AUGUST 1, 2016
1. Effective after the close of business on October 7, 2016, shareholders of the Federated Funds will no longer be permitted to exchange into or from the Shares of the following funds:
Federated Institutional Prime 60 Day Fund
Federated Institutional Money Market Management
Federated Institutional Prime Obligations Fund
Federated Institutional Tax-Free Cash Trust
Federated Institutional Prime Value Obligations Fund
The exchange privilege may be modified or terminated at any time.
2. Effective immediately, under the Prospectus section “What are the Fund's Investment Strategies?,” replace the discussion of the Adviser's credit analysis with the following:
“The Fund seeks to invest in securities that present minimal credit risk, based on the Adviser's assessment of the issuer's credit quality, including the issuer's or guarantor's capacity to meet its financial obligations, among other factors.”
3. Effective immediately, under the Prospectus section “Credit Ratings,” delete the disclosure in its entirety and replace it with the following:
“Minimal Credit Risk
Under Rule 2a-7, money market funds, such as the Fund, may generally invest in “Eligible Securities” which include securities issued by another money market fund, government securities or securities that have a remaining maturity of no more than 397 calendar days and are determined by the fund's board or its delegate to present minimal credit risk based on an assessment of the issuer's credit quality, including the capacity of the issuer or guarantor to meet its financial obligations. The Fund's Board has adopted procedures by which the Adviser will conduct this initial and ongoing assessment, as required.”
4. Effective immediately, under the Prospectus section “How to Purchase Shares,” please delete the sub-section “By Automated Clearinghouse (ACH).”
In addition, under the Prospectus section “How to Purchase Shares,” please add the following sentence after the sub-section “By Systematic Investment Program (SIP)”:
“Effective October 14, 2016, systematic purchases will be priced at the last NAV calculated on the day of your transaction.”
5. Effective immediately, under the Prospectus section “How to Redeem and Exchange Shares,” please note the underlined revisions to the following disclosure:
“Effective October 14, 2016
By Telephone
You may redeem Shares by calling the Fund at 1-800-341-7400.Your redemption request will be priced at the NAV next calculated after the request is received by the Fund in good order and the proceeds will be wired to you on the day of your redemption request. NAV is determined at 8:00 a.m., 12:00 p.m. and 3:00 p.m. These NAV calculation points are intended to facilitate same day settlement. Effective October 14, 2016, as discussed above, the Fund will no longer permit financial intermediaries to serve as its agent for the purpose of determining the time a trade is received in good order. If you call the Fund by 3:00 p.m. Eastern time and your redemption proceeds are wired to you the same day, you will not be entitled to that day's dividend.

By Mail
You may redeem or, through October 7, 2016, exchange Shares by mailing a written request to the Fund.
Your redemption or exchange request will be priced using the final NAV calculated on the day the Fund receives your written request in good order. You may request a check or wire for your redemption and the proceeds will be sent to you on the next business day after your request is priced. You will be entitled to dividends through the day on which the Fund priced your request.”
6. Effective immediately, under the Prospectus section “How to Redeem and Exchange Shares,” please delete the first bullet point under the sub-section “Payment Methods for Redemptions”:
■	“An electronic transfer to your account at a financial institution that is an ACH member; or”
In addition, under the Prospectus section “How to Redeem and Exchange Shares,” please add the following sentence after the sub-section “Systematic Withdrawal/Exchange Program”:
“Effective October 14, 2016, systematic redemptions will be priced at the last NAV calculated on the day of your transaction.”
7. Effective immediately, under the Statement of Additional Information section “Credit Ratings,” delete the disclosure in its entirety and replace it with the following:
“Minimal Credit Risk
Under Rule 2a-7, money market funds, such as the Fund, may generally invest in “Eligible Securities” which include securities issued by another money market fund, government securities or securities that have a remaining maturity of no more than 397 calendar days and are determined by the fund's board or its delegate to present minimal credit risk based on an assessment of the issuer's credit quality, including the capacity of the issuer or guarantor to meet its financial obligations. The Fund's Board has adopted procedures by which the Adviser will conduct this initial and ongoing assessment, as required. Such analysis of whether a security presents minimal credit risk will include, to the extent appropriate: consideration of the security's issuer or guarantor's financial condition, sources of liquidity, ability to react to future market-wide and issuer or guarantor-specific events, including the ability to repay debt in a highly adverse situation; and strength of the issuer or guarantor's industry within the economy and relative to economic trends, as well as the issuer or guarantor's competitive position within its industry. In addition, a minimal credit risk evaluation may also include consideration of whether the price and/or yield of the security itself is similar to that of other securities in the Fund's portfolio. The Adviser will perform an ongoing review of whether each security (other than a government security) continues to present minimal credit risks.”
8. Effective immediately, under the Statement of Additional Information section “DETERMINING MARKET VALUE OF SECURITIES (Effective October 14, 2016),” please note the underlined revisions to the following disclosure:
“DETERMINING MARKET VALUE OF SECURITIES (Effective October 14, 2016)
The NAV per share is based on the market value of the investments held by the Fund. The Fund calculates the NAV of each class by valuing its assets allocated to the Share's class, subtracting the liabilities allocated to each class, and dividing the balance by the number of Shares of the class outstanding. The NAV for each class of Shares may differ due to the variance between the amount of accrued investment income and capital gains or losses allocated to each class and the amount actually distributed to each class. Such variance will reflect only investment income and capital gains or losses to which the Shareholders of a particular class are entitled. The Fund's current NAV and/or public offering price may be found at FederatedInvestors.com, via online news sources and in certain newspapers. You can purchase or redeem Shares any day the NYSE is open.”
October 6, 2016
Federated Institutional Prime 60 Day Fund
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
Q453369 (10/16)
Federated is a registered trademark of Federated Investors, Inc.
2016 ©Federated Investors, Inc.